UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (218) 634-3500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 3, 2021, ANI Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Guggenheim Securities, LLC, as representative (the “Representative”) of the several underwriters identified in Schedule I thereto (collectively with the Representative, the “Underwriters”), pursuant to which the Company has agreed to issue and sell up to 1,725,000 shares of common stock (the “Shares”), which includes 225,000 shares (the “Optional Shares”) that may be sold pursuant to an option granted to the Underwriters (the “Offering”). The Shares will be sold to the Underwriters at a public offering price of $50.00 per share, less the underwriting discount and commissions.

The Offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-239771), which was previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is scheduled to close on November 8, 2021, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion and consent of Orrick, Herrington & Sutcliffe LLP relating to the validity of the issuance of Shares in connection with the Offering is filed herewith as Exhibit 5.1 and Exhibit 23.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 3, 2021, between ANI Pharmaceuticals, Inc. and Guggenheim Securities, LLC
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

	By:	/s/ Stephen P. Carey
Stephen P. Carey
Senior Vice President, Finance and Chief Financial Officer
Dated: November 4, 2021